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                                                                    Exhibit 99.1


                               HEXCEL CORPORATION
                  NET SALES BY PRODUCT GROUP AND MARKET SEGMENT
  FOR THE QUARTERS ENDED MARCH 31, JUNE 30, SEPTEMBER 30, AND DECEMBER 31, 2001
                AND FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

===============================================================================================
                                  COMMERCIAL    SPACE &
(IN MILLIONS)                      AEROSPACE    DEFENSE    ELECTRONICS    INDUSTRIAL     TOTAL
-----------------------------------------------------------------------------------------------
FOURTH QUARTER 2001 NET SALES

Reinforcements                     $   12.0     $     --     $   11.6     $   32.9     $   56.5

Composites                             83.3         36.1           --         30.7        150.1

Structures                             28.9          3.6           --           --         32.5
-----------------------------------------------------------------------------------------------
Total                              $  124.2     $   39.7     $   11.6     $   63.6     $  239.1

                                         52%          16%           5%          27%         100%
-----------------------------------------------------------------------------------------------

THIRD QUARTER 2001 NET SALES

Reinforcements                     $   13.5     $     --     $   14.2     $   27.9     $   55.6

Composites                             89.6         31.7           --         34.0        155.3

Structures                             26.1          3.6           --           --         29.7
-----------------------------------------------------------------------------------------------
Total                              $  129.2     $   35.3     $   14.2     $   61.9     $  240.6

                                         53%          15%           6%          26%         100%
-----------------------------------------------------------------------------------------------

SECOND QUARTER 2001 NET SALES

Reinforcements                     $   14.3     $     --     $   16.5     $   27.0     $   57.8

Composites                             97.1         29.1           --         36.4        162.6

Structures                             29.3          3.8           --           --         33.1
-----------------------------------------------------------------------------------------------
Total                              $  140.7     $   32.9     $   16.5     $   63.4     $  253.5

                                         56%          13%           6%          25%         100%
-----------------------------------------------------------------------------------------------

FIRST QUARTER 2001 NET SALES

Reinforcements                     $   14.7     $     --     $   34.7     $   26.4     $   75.8

Composites                            104.1         31.8           --         34.9        170.8

Structures                             26.0          3.6           --           --         29.6
-----------------------------------------------------------------------------------------------
Total                              $  144.8     $   35.4     $   34.7     $   61.3     $  276.2

                                         52%          13%          13%          22%         100%
===============================================================================================

2001 NET SALES

Reinforcements                     $   54.5     $     --     $   77.0     $  114.2     $  245.7

Composites                            374.1        128.7           --        136.0        638.8

Structures                            110.3         14.6           --           --        124.9
-----------------------------------------------------------------------------------------------
Total                              $  538.9     $  143.3     $   77.0     $  250.2     $1,009.4

                                         53%          14%           8%          25%         100%
-----------------------------------------------------------------------------------------------

2000 NET SALES

Reinforcements                     $   53.6     $     --     $  181.2     $   96.9     $  331.7

Composites                            343.8        119.8           --        130.9        594.5

Structures                            120.3          9.2           --           --        129.5
-----------------------------------------------------------------------------------------------
Total                              $  517.7     $  129.0     $  181.2     $  227.8     $1,055.7

                                         49%          12%          17%          22%         100%
===============================================================================================

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                               HEXCEL CORPORATION
                     FINANCIAL INFORMATION BY MARKET SEGMENT
  FOR THE QUARTERS ENDED MARCH 31, JUNE 30, SEPTEMBER 30, AND DECEMBER 31, 2001
               AND FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

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
=====================================================================================================================
                                                                                             CORPORATE &
(IN MILLIONS)                                       REINFORCEMENTS  COMPOSITES   STRUCTURES     OTHER         TOTAL
---------------------------------------------------------------------------------------------------------------------

FOURTH QUARTER 2001

Net sales to external customers                        $   56.5      $  150.1     $   32.5     $     --      $  239.1

Intersegment sales                                         16.9           4.3           --           --          21.2
---------------------------------------------------------------------------------------------------------------------
Total                                                      73.4         154.4         32.5           --         260.3

Adjusted operating income                                  (1.7)         11.0           --         (6.5)          2.8

Depreciation and amortization                               6.6           9.3          1.0          0.2          17.1

Business consolidation and restructuring expenses          15.6          20.9          5.7          8.9          51.1

Capital expenditures                                        2.0           5.4          0.3          0.2           7.9
---------------------------------------------------------------------------------------------------------------------

THIRD QUARTER 2001

Net sales to external customers                        $   55.6      $  155.3     $   29.7     $     --      $  240.6

Intersegment sales                                         23.1           5.7           --           --          28.8
---------------------------------------------------------------------------------------------------------------------
Total                                                      78.7         161.0         29.7           --         269.4

Adjusted operating income                                  (1.1)         19.8          0.3         (7.4)         11.6

Depreciation and amortization                               6.3           7.8          1.1          0.2          15.4

Business consolidation and restructuring expenses           2.9           1.0           --          0.5           4.4

Capital expenditures                                        3.7           5.1          0.1          0.1           9.0
---------------------------------------------------------------------------------------------------------------------

SECOND QUARTER 2001

Net sales to external customers                        $   57.8      $  162.6     $   33.1     $     --      $  253.5

Intersegment sales                                         24.5           6.0           --           --          30.5
---------------------------------------------------------------------------------------------------------------------
Total                                                      82.3         168.6         33.1           --         284.0

Adjusted operating income                                   0.4          24.1          0.6         (7.2)         17.9

Depreciation and amortization                               6.6           7.7          1.0          0.2          15.5

Business consolidation and restructuring expenses           0.2           1.6           --           --           1.8

Capital expenditures                                        6.4           4.6           --          0.3          11.3
---------------------------------------------------------------------------------------------------------------------

FIRST QUARTER 2001

Net sales to external customers                        $   75.8      $  170.8     $   29.6     $     --      $  276.2

Intersegment sales                                         25.7           6.7           --           --          32.4
---------------------------------------------------------------------------------------------------------------------
Total                                                     101.5         177.5         29.6           --         308.6

Adjusted operating income                                   8.7          23.5          0.3         (8.8)         23.7

Depreciation and amortization                               6.6           7.3          1.0          0.3          15.2

Business consolidation and restructuring expenses           0.1           1.0           --           --           1.1

Capital expenditures                                        5.9           4.2          0.2          0.3          10.6
=====================================================================================================================

2001

Net sales to external customers                        $  245.7      $  638.8     $  124.9     $     --      $1,009.4

Intersegment sales                                         90.2          22.7           --           --         112.9
---------------------------------------------------------------------------------------------------------------------
Total                                                     335.9         661.5        124.9           --       1,122.3

Adjusted operating income                                   6.3          78.4          1.2        (29.9)         56.0

Depreciation and amortization                              26.1          32.1          4.1          0.9          63.2

Business consolidation and restructuring expenses          18.8          24.5          5.7          9.4          58.4

Capital expenditures                                       18.0          19.3          0.6          0.9          38.8
---------------------------------------------------------------------------------------------------------------------

2000

Net sales to external customers                        $  331.7      $  594.5     $  129.5     $     --      $1,055.7

Intersegment sales                                         84.1          21.3           --           --         105.4
---------------------------------------------------------------------------------------------------------------------
Total                                                     415.8         615.8        129.5           --       1,161.1

Adjusted operating income                                  41.2          75.0          4.0        (33.9)         86.3

Depreciation and amortization                              23.9          28.7          4.7          1.4          58.7

Business consolidation and restructuring expenses          (1.4)         10.9          1.4           --          10.9

Capital expenditures                                       13.5          23.3          1.1          1.7          39.6
=====================================================================================================================
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